Exhibit 99.2 May 2022

This presentation contains forward-looking statements that reflect AGTC's plans, estimates and beliefs, including statements regarding the potential of the company’s gene therapy platform and the strength of interim results from the Skyline Trial in XLRP, the potential of AGTC-501 as a treatment for XLRP, the ability to use the interim Skyline results as a predictor of the success of the final Skyline and Vista clinical trial results and whether these results will support future regulatory filings for AGTC-501 . Forward-looking statements include information concerning our possible or assumed future results of operations, including results and timing of our clinical trials and planned clinical trials, business strategies and operations, financing plans, preclinical and clinical product development and regulatory progress, potential growth opportunities, potential market opportunities, the effects of competition and the impact of the COVID-19 pandemic, including the impact on AGTC’s ability to enroll patients. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as anticipates, believes, could, seeks, estimates, expects, “hopes,” intends, may, plans, potential, predicts, projects, should, will, would or similar expressions and the negatives of those terms. Actual results could differ materially from those discussed in the forward-looking statements, due to a number of important factors. Risks and uncertainties that may cause actual results to differ materially include, among others: gene therapy is still novel with only a few approved treatments so far; AGTC cannot predict when or if it will obtain regulatory approval to commercialize a product candidate or receive reasonable reimbursement; uncertainty inherent in clinical trials, including interim data, and the regulatory review process; risks and uncertainties associated with drug development and commercialization; the direct and indirect impacts of the ongoing COVID-19 pandemic on our business, results of operations and financial condition; factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading Risk Factors in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as supplemented by subsequently filed quarterly reports on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management's plans, estimates, assumptions and beliefs only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

• Introduction Sue Washer, CEO • XLRP Skyline Trial 3-Month Interim Data Susan Schneider, CMO • Q&A – Sue Washer, Susan Schneider, Jon Lieber, CFO and Dr. Robert Sisk, MD, FACS, FASRS, Director of Pediatric Vitreoretinal Surgery and Director of Ophthalmic Genetics – Cincinnati Children’s Hospital and the Cincinnati Eye Institute and an investigator in the trial • Closing Remarks Sue Washer

• Primary Endpoint: Robust improvement in visual sensitivity – Dose group A responders: 1 of 4*, 25% and Dose group B responders: 5 of 8, 62.5% • Responders defined as patients with a 7 dB or greater improvement in at least 5 loci measured by MAIA microperimetry – Vista trial powered to be statistically significant for a 50% response rate – Trial remains masked to patients and sites • Maze data demonstrates positive trends – There are trends to improvement both in levels passed, increased speed, and decreased errors – Good baseline Best Corrected Visual Acuity (BCVA) and lack of bilateral treatment may have been factors reducing more robust response • Improvement trends in BCVA – Due to improved baseline for these patients, BCVA trends were less pronounced than in Phase 1/2 • Generally well tolerated – No clinically significant findings related to study agent If Vista (Phase 2/3) data is consistent with Skyline and Phase 1/2 data, the Company intends to prepare a BLA filing. * There were 5 patients in this group, but one patient was not evaluable.

OVERVIEW • Missing protein results in degeneration of rods and cones • ~20,000 patients in US and EU • No current treatments IMPACT • Early night blindness, progressive constriction of visual fields • Legally blind by a median age of 45

CAPSID PROMOTER CODON-OPTIMIZED GENE GRK1-GFP IRBP-GFP

DOSE LEVEL VG/ML Group 6 3.2 E+12 PAUSE N=4 Peripheral & central Group 5 PAUSE 1.1 E+12 N=7 Peripheral & central Group 4 Group 3 PAUSE PAUSE 3.6 E+11 N=7 N=3 All peripheral All central Group 2 PAUSE 1.2 E+11 N=4 Peripheral & central Group 1 4.0 E+10 N=4 Peripheral & central PAUSE DSMC Review

8

XLRP Phase 1/2 Key Takeaways

Reported positive data from the ongoing Phase 1/2 trial showing:

- Improvement in visual sensitivity through Month 12; 50% for high dose groups
- We believe BCVA improvements are supportive through Month 12
- Correlation between visual sensitivity and retinal structure as measured by OCT through Month 18
- Generally well tolerated through Month 12

Microperimetry – Six Responders at Month 12

All Responders, N=6



CFB Sensitivity (dB) in C36
= standard deviation
Treated
Untreated
Baseline
Month 3
Month 6
Month 12

Increased mean sensitivity relative to baseline across the central 36 loci

Responder identified as patient with ≥ 7 dB improvement in sensitivity at ≥ 5 loci in central 36 loci of perimetry grid at Month 12

All responders were responders by month 3 and stayed responders

BCVA – Individual Centrally Treated Patient Data at Month 12

All Groups, N=20

Supportive evidence of statistically significant improved visual acuity across all centrally dosed groups



TREATED EYE
BCVA (ETDRS letter score)
Baseline = 60.7
UNTREATED EYE
BCVA (ETDRS letter score)
Baseline = 66.9
Baseline
Mo. 1
Mo. 2
Mo. 3
Month 6
Month 12*

* P = 0.0004 at Month 12 for proportion of patients with ≥5 letter improvement in treated eyes versus fellow untreated eyes (Fischer's exact test)

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Robust interim data with 62.5% responders for visual sensitivity in Dose Group B at month 3

M1 M3 M6 M9 M12 1.2E11 vg/mL, Group 2 from Phase 1/2 * Eligible Males (N=14) Contralateral eye dosing * 1.1E12 vg/mL, Group 5 from Phase 1/2 * Screening & Interim Analysis at M3 Randomization (by-group with dose masked) Includes 3-month data # from the first 13 patients # * Sub-retinal injection of AGTC-501 at up to 0.3 mL/eye in the study eye. Patient 14 did not reach Month 3 prior to data analysis. 1:1 3M I/A 12M Endpoint

Patients (%) Achieving ≥7 dB All Patients Mean Sensitivity All Patients Mean improvement in ≥5 Loci at Month 3 within Central 36 Loci Sensitivity within Bleb Dose A - treated eye (n=5) Dose A - untreated eye (n=5) Dose B - treated eye (n=8) Dose B - untreated eye (n=8) 62.5 62.5 Dose A - treated eye (n=4) Dose A - untreated eye (n=5) 3 3 Dose B - treated eye (n=8) Dose B - untreated eye (n=8) 2 2 1 1 25 25 0 0 -1 -1 0 0 0 0 -2 -2 Baseline Month 1 Month 3 Baseline Month 1 Month 3 Within Bleb Whole Grid Vertical error bars are ± 1 standard error. Sample sizes presented are the number of patients with baseline data and post treatment observations. Mean CFB in Mean Sensitivity (dB) Mean CFB in Mean Sensitivity (dB)

Change ≥7dB @ ≥5 Loci Mean Improvement Across Change ≥7dB @ Pre- Within Grid Treated Area Specified Loci Treated Eye Untreated Eye Treated Eye Untreated Eye Treated Eye Untreated Eye Yes—17 0 Yes—3.69 (0.61) No—3 0 Yes—13 1 Yes—3.31 (0.25) No—0 0 Six patients with several loci No—3 0 No—0.25 (1.22) No—2 0 above 7dB also had Yes—9 0 Yes—0.47 (1.46) No—2 0 significant improvements in No—1 1 No—0.24 0.78 No—0 0 overall sensitivity in the No—4 1 No—0.86 0.40 No—0 1 entire treated area compared No—0 0 No—(3.62) 2.04 No—0 0 to the untreated eye. Yes—12 1 Yes—3.34 0.14 No—1 0 No—1 0 No—(3.30) (2.10) No—0 0 No No No Yes—9 1 Yes—1.59 (1.59) No—2 0 0 (0.72) No—4 0 Yes—13 Yes—2.62 No—2 0 No—(1.65) (1.72) No—0 0 6 responders 6 responders 0 responders Very clear difference in loci response between treated and untreated eye.

BASELINE MONTH 3 Retinal Sensitivity Change (dB) Among 68 Loci of the Whole Grid Treated Eye Untreated Eye 50 45 40 35 2.6 dB 7.5 dB 30 25 20 15 10 5 0 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 Change from Baseline to Month 3 (dB) ➔ Cumulative Counts Toward 0 dB from both directions ç 4.1 dB 3.8 dB MAIA Color Scale (dB) UNTREATED TREATED Number of Loci

Patient 1 (OD) Patient 2 (OD) Patient 3 (OS) Patient 4 (OS) SE (68 loci) SE (68 loci) SE (68 loci) SE (68 loci) FE (68 loci) FE (68 loci) FE (68 loci) FE (68 loci) 55 55 55 55 50 50 50 50 45 45 45 45 40 40 40 40 35 35 35 35 30 30 30 30 25 25 25 25 20 20 20 20 Double-cumulative histograms 15 15 15 15 10 10 10 10 5 5 5 5 Treated eye (SE) 0 0 0 0 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 dB dB dB dB Untreated eye (FE) Patient 5 (OD) Patient 6 (OS) Patient 7 (OD) Patient 8 (OS) Patient 9 (OS) SE (68 loci) SE (68 loci) SE (68 loci) SE (68 loci) SE (68 loci) FE (68 loci) FE (68 loci) FE (68 loci) FE (24 loci) FE (68 loci) 55 55 55 55 55 50 50 50 50 50 45 45 45 45 45 40 40 40 40 40 35 35 35 35 35 30 30 30 30 30 25 25 25 25 25 20 20 20 20 20 15 15 15 15 15 10 10 10 10 10 5 5 5 5 5 0 0 0 0 0 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 dB dB dB dB dB Patient 10 (OD) Patient 11 (OS) Patient 12 (OD) Patient 13 (OD) SE (68 loci) SE (68 loci) SE (68 loci) FE (68 loci) FE (68 loci) FE (68 loci) 55 55 55 50 50 50 45 45 45 40 40 40 Unable to match loci at 3 35 35 35 30 30 30 months to baseline due to 25 25 25 misaligned MAIA grids 20 20 20 15 15 15 10 10 10 5 5 5 0 0 0 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 -7 -6 -5 -4 -3 -2 -1 +1 +2 +3 +4 +5 +6 +7 dB dB dB Six responders of 13 patients; 2 additional patients with positive changes. Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci Number of Loci

SKYLINE Phase 1/2 Responders in both dose arms (n=6) All responders, (n=6) 8 Treated 7 6 Untreated 5 4 3 2 1 0 -1 -2 Baseline Month Mo Error 3 1 Both Skyline and the Phase 1/2 had similar and robust improvements in visual sensitivity. Mean (±SD) CFB Sensitivity in C36 (dB)

Maze Challenge at Month 3 • A total of 7 (54%) patients showed +3 some improvement in the maze +2 challenge month 3: +1 – 2 (15%) achieved the responder threshold of passing the maze with an improvement Worse in Speed Better in Speed of 2 or more luminance levels – 3 (23%) improved 1 luminance level – 2 (15%) improved in speed without an increase of errors Four of the six visual sensitivity responders also improved on the mobility maze. Better in Errors Worse in Errors

Skyline trial demographics and baseline characteristics differ meaningfully from the original Phase 1/2 trial

SKYLINE PHASE 1/2 ▪ 100% males▪ 100% males ▪ Ages 8 to 36 years old▪ Ages 19 to 48 years old Dose A Dose B Group 2 Group 5 (n=5) (n=8) (n=2) (n=7) 2 (29%) 4 1 2 3 (50%) (50%) 4 >20 years old >20 years old (40%) (60%) 5 (50%) (71%) 2 5 (100%) 20 or younger 20 or younger (71%) 3 4 1 4 2 (60%) (50%) (50%) 2 (50%) (40%) (29%) Mean 20.8 22.1 Mean 40.0 29.6 (SD) (4.7) (8.7) (SD) (11.3) (11.2)

SKYLINE PHASE 1/2 Group 2 Group 5 Group 2+5 Dose A Dose B All (n=2) (n=7) (N=9) (N=5) (N=8) (N=13) # SE* FE SE FE SE FE SE FE SE FE SE FE 67.4 72.8 63.0 68.0 BCVA ETDRS 66.5 71.1 66.8 71.8 BCVA ETDRS 62.7 64.4 62.8 65.2 (2.5) (1.6) (6.5) (5.1) (5.2) (4.1) (1.4) (1.4) (7.5) (9.7) (6.5) (8.5) letters letters Mean 3.61 3.35 Mean Sensitivity 5.2 5.1 4.4 4.3 4.7 4.6 3.03 2.65 3.70 3.45 (2.25) (2.21) Sensitivity (1.9) (2.2) (2.0) (1.6) (1.9) (1.8) (n=1) (n=1) (2.42) (2.36) within bleb (n=8) (n=8) within bleb Skyline patients were younger with better baseline BCVA and better visual sensitivity than patients in the Phase 1/2 trial. * SE – Study (treated) eye # FE - Fellow (untreated) eye

Favorable safety data

No clinically signiﬁcant safety events related to study agent • No SUSARs observed • No endophthalmitis observed • Majority of observed ocular AEs were non-serious – Favorable safety data in both dose groups and no apparent between dose difference • 2 ocular SAEs were observed; neither related to study agent – Grade 3: A case of persistent decreased vision after surgery (related to surgery, not yet resolved) – Grade 3: A cased increased IOP (related to steroids, resolved with treatment) • 1 non-ocular SAE observed – A case of asthma exacerbation (not-related, resolved)

Dose A Dose B All Subjects (N=5) (N=8) (N=13) MedDRA Preferred Term: Vitritis 1 (20%) 2 (25%) 3 (23%) Eye pain 1 (20%) 0 1 (8%)

Related to Related to Study Related to Study Agent Injection ConMed MedDRA Preferred Term: Description: Post-op D48, controlled with (Steroids) IOP increased No No Yes medications, resolved Borderline retinal structure at Visual impairment baseline, decrease in No Yes No BCVA significant, resolving

Favorable interim safety data observed in both dose groups Compelling improvements in visual sensitivity in Dose Group B observed at month 3 interim analysis

• Primary Endpoint: Robust improvement in visual sensitivity – Dose group A responders: 1 of 4*, 25% and Dose group B responders: 5 of 8, 62.5% • Responders defined as patients with a 7 dB or greater improvement in at least 5 loci measured by MAIA microperimetry – Vista trial powered to be statistically significant for a 50% response rate – Trial remains masked to patients and sites • Maze data demonstrates positive trends – There are trends to improvement both in levels passed, increased speed, and decreased errors – Good baseline Best Corrected Visual Acuity (BCVA) and lack of bilateral treatment may have been factors reducing more robust response • Improvement trends in BCVA – Due to improved baseline for these patients, BCVA trends were less pronounced than in Phase 1/2 • Generally well tolerated – No clinically significant findings related to study agent If Vista (Phase 2/3) data is consistent with Skyline and Phase 1/2 data, the Company intends to prepare a BLA filing. * There were 5 patients in this group, but one patient was not evaluable.

26

Vista Clinical Trial

Phase 2/3 Trial Design: actively recruiting and pre-screening patients

VISTA


M1
M3
M6
M9
M12
M18
Y2
Y3
Y4
Y5
1
2
3
* Group 2 (N~20)
* Group 5 (N~20)
Untreated (N~20)
I/A
12M Endpoint
Endpoint: Visual sensitivity analyzed as % responders of patients with ≥ 5 loci with ≥ 7 dB improvement from baseline
* M1b M3b M6b M9b M12b
Screening & Randomization
Interim Analysis
All eligible untreated control eyes will receive treatment after their M12 visit

At time of Vista interim analysis, we expect to also have M12 Skyline and M24 Phase 1/2 data to review with FDA to seek potential trial acceleration, including early dosing of second eye

- Two masked treatment arms and separate untreated control arm
- Pre-specified loci analysis will be incorporated as the primary endpoint in addition to other microperimetry assessments
- BCVA to continue as supportive secondary endpoint
- Ora-VNC™ mobility maze as additional supportive endpoint**
- Use of validated PRO survey

* Sub-retinal treatment

**Ora Visual Navigation Challenge (Ora-VNC™)

agtc

Question and Answer Period

May 2022